EXHIBIT 99.1

STEC Announces First Quarter 2012 Results

SANTA ANA, Calif., May 8, 2012 (GLOBE NEWSWIRE) -- STEC, Inc. (Nasdaq:STEC), The SSD Company™, announced today the Company's financial results for the first quarter ended March 31, 2012.

Revenue for the first quarter of 2012 was $50.4 million, a decrease of 46.9% from $94.9 million for the first quarter of 2011 and a decrease of 13.3% from $58.1 million for the fourth quarter of 2011.

GAAP gross profit margin was 35.9% for the first quarter of 2012, compared to 42.4% for the first quarter of 2011 and 41.1% for the fourth quarter of 2011. GAAP diluted loss per share was $0.23 for the first quarter of 2012, compared to diluted earnings per share of $0.27 for the first quarter of 2011 and a diluted loss per share of $0.08 for the fourth quarter of 2011.

Non-GAAP gross profit margin was 36.4% for the first quarter of 2012, compared to 42.5% for the first quarter of 2011 and 41.5% for the fourth quarter of 2011. Non-GAAP diluted loss per share was $0.17 for the first quarter of 2012, compared to diluted earnings per share of $0.32 for the first quarter of 2011 and a diluted loss per share of $0.02 for the fourth quarter of 2011.

A reconciliation of GAAP to non-GAAP results is provided in the tables included in this release.

Business Outlook

"We continue to qualify our products at both existing and emerging customers," said Manouch Moshayedi, STEC's Chairman and Chief Executive Officer. "We remain encouraged by the increase in overall market activity for enterprise SSDs and are making significant strides with the fourth-generation of our ZeusIOPS® SSD, and our MACH16™ SSD, PCIe SSD, and EnhanceIO™ caching software.

"In the face of a growing and competitive market, we are confident in these solutions and in our abilities to innovate to meet our customers' needs. Although we have experienced longer-than-expected qualification cycles due to the complexity and customization of our products, we anticipate a few customers will qualify some of our products in this quarter, with several others expected to be completed in the third quarter of 2012. However, until qualifications are completed, we cannot accurately project the sales of these products. That said, we believe that the revenue level in the second quarter of 2012 represents a trough period for us. We also believe that our technologies and the products that are built on those technologies will drive future revenue growth."

Guidance

STEC's current expectation for the second quarter of 2012 is as follows:

  Revenue to range from $40 million to $42 million.

  Non-GAAP diluted loss per share to range from $0.26 to $0.28.

STEC's projected non-GAAP loss per share results exclude employee stock compensation expense and other items that the Company does not consider indicative of its underlying business performance.

Conference Call

STEC will hold an open conference call to discuss results for the first quarter of 2012. The call will take place today at 1:30 p.m., Pacific/ 4:30 p.m., Eastern. The call-in numbers for the conference are (877) 645-6380 (United States and Canada) and (914) 495-8562 (International).

Webcast

This call will be webcast. The webcast can be accessed by clicking on the red "Investors" tab at the top of the home page at www.stec-inc.com. Then click on the "Audio Presentations" button.

Replay

The webcast will also be archived and available for replay beginning approximately two hours after the live call concludes.

About STEC, Inc. (Nasdaq:STEC)

STEC, Inc., The SSD Company™, is a leading global provider of solid-state drive (SSD) technologies and solutions tailored to meet the high-performance, high-reliability needs of original equipment manufacturers (OEMs). With headquarters in Santa Ana, California and locations worldwide, STEC leverages almost two decades of solid-state knowledge and experience to deliver the most comprehensive line of SSDs to the storage industry.

For information about STEC and to subscribe to the Company's "Email Alerts" service, please visit STEC's web site at www.stec-inc.com, click on the red "Investors" tab at the top of the home page and then click "Email Alerts."

The STEC, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=1079

STEC, the STEC logo, The SSD Company, ZeusIOPS, MACH16, and EnhanceIO are either registered trademarks or trademarks of STEC, Inc. in the United States and certain other countries. All other trademarks or brand names referred to herein are the property of their respective owners.

Use of Non-GAAP Financial Information To supplement the consolidated financial results prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), STEC uses non-GAAP financial measures (non-GAAP gross profit, non-GAAP gross profit percentage, non-GAAP operating expenses, non-GAAP operating (loss) income, non-GAAP (loss) income and non-GAAP diluted (loss) earnings per share) that exclude employee stock compensation, employee severance, securities litigation and SEC investigation costs, and intellectual property litigation costs. Management excludes these items because it believes that the non-GAAP measures enhance an investor's overall understanding of STEC's financial performance and future prospects by being more reflective of the Company's core, recurring operational activities and to be more comparable with the results of the Company over various periods. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. Guidance is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of such items. Difficulties in forecasting the non-GAAP items include the timing of issuing employee stock compensation, which could impact the valuation and related expense, and the timing of employee severance payments. These items could be materially significant to the Company's GAAP results in any period. By disclosing non-GAAP financial measures, management intends to provide investors with a more meaningful, consistent comparison of the Company's core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies' financial information and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in tables included in this release. Certain amounts reported in prior releases may have been reclassified to conform to the current quarter's non-GAAP presentation.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements concerning growing acceptance, adoption and qualification of SSDs within the Enterprise Storage and Server markets; the qualification of STEC's fourth generation ZeusIOPS SSD, MACH16 SSD, PCIe SSD, EnhanceIO caching software, and other developing technologies; the qualification of STEC's products and solutions into emerging customers; STEC's key product line initiatives and development; the transition from one product generation to the next; the length of qualification cycles; the capabilities, performance, cost advantages, and benefits of STEC's products and solutions; the rapidly evolving Enterprise Storage and Server markets; expected second quarter of 2012 revenue and loss per share; and anticipated second half of 2012 growth. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. Although STEC believes that the forward-looking statements contained in this release are reasonable, it can give no assurance that its expectations will be fulfilled. Important factors which could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed in filings with the Securities and Exchange Commission made from time to time by STEC, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Special attention is directed to the portions of those documents entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." The information contained in this press release is a statement of STEC's present intention, belief or expectation. STEC may change its intention, belief, or expectation, at any time and without notice, based upon any changes in such factors, in STEC's assumptions or otherwise. STEC undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

STEC, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)

	March 31, 2012	December 31, 2011
ASSETS:
Current Assets:
Cash and cash equivalents	$ 205,746	$ 180,853
Accounts receivable, net of allowances of $3,079 at March 31, 2012 and $3,010 at December 31, 2011	21,379	30,475
Inventory	37,453	58,629
Other current assets	9,516	8,967
Total current assets	274,094	278,924

Leasehold interest in land	2,538	2,549
Property, plant and equipment, net	34,806	34,287
Goodwill	1,682	1,682
Long-term intangible assets	5,904	6,185
Deferred income taxes	13,614	12,137
Other long-term assets	818	818
Total assets	$ 333,456	$ 336,582

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current Liabilities:
Accounts payable	$ 8,634	$ 6,837
Accrued and other liabilities	15,530	14,309
Total current liabilities	24,164	21,146

Other long-term payables	5,445	5,083

Commitments and contingencies	--	--
Shareholders' Equity:
Preferred stock, $0.001 par value, 20,000 shares authorized, no shares issued and outstanding	--	--
Common stock, $0.001 par value, 100,000 shares authorized, 46,198 shares issued and outstanding as of March 31, 2012 and 46,110 shares issued and outstanding as of December 31, 2011	46	46
Additional paid-in capital	136,394	132,211
Retained earnings	167,407	178,096
Total shareholders' equity	303,847	310,353
Total liabilities and shareholders' equity	$ 333,456	$ 336,582

STEC, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands, except per share amounts)

	Quarter Ended March 31,
	2012	2011
Net revenues	$ 50,415	$ 94,944
Cost of revenues	32,323	54,671
Gross profit	18,092	40,273

Sales and marketing	6,656	5,666
General and administrative	9,214	7,409
Research and development	16,103	12,000
Total operating expenses	31,973	25,075

Operating (loss) income	(13,881)	15,198
Other income (expense)	231	(47)
(Loss) income from operations before income taxes	(13,650)	15,151
(Benefit) provision for income taxes	(2,961)	1,003
Net (loss) income	(10,689)	14,148
Other comprehensive (loss) income	--	--
Comprehensive (loss) income	$ (10,689)	$ 14,148

Net (loss) income per share:
Basic	$ (0.23)	$ 0.28
Diluted	$ (0.23)	$ 0.27

Shares used in per share computation:
Basic	46,140	51,225
Diluted	46,140	52,691

STEC, INC.
Non-GAAP Reconciliations

The non-GAAP financial measures included in the following tables are non-GAAP gross profit, non-GAAP gross profit percentage, non-GAAP operating expenses, non-GAAP operating (loss) income, non-GAAP operating margin percentage, non-GAAP (loss) income and non-GAAP diluted (loss) earnings per share, which adjust for the following items: (a) employee stock compensation expense, (b) employee severance, (c) securities litigation and SEC investigation costs and (d) intellectual property litigation costs. Management believes these non-GAAP financial measures enhance an investor's overall understanding of the Company's financial performance and future prospects by being more reflective of the Company's core, recurring operational activities and are more comparable with the results of the Company over various periods. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies' financial information and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Details of the items excluded from GAAP financial results in calculating non-GAAP financial measures and explanatory footnotes are as follows:

a)      Employee stock compensation costs incurred in connection with Accounting Standards Codification 718, "Compensation -- Stock Compensation," have been excluded as management omits these expenses when evaluating its core operating activities, for strategic decision making, forecasting future results and evaluating current performance.

b)      Employee severance relates to one-time costs incurred in conjunction with the termination of certain employees. As an accommodation, the Company provides compensation in the form of severance to certain employees subject to termination without cause. Management believes that excluding severance costs from operating results provides investors with a better means for measuring current Company performance.

c)      In the fourth quarter of 2009 and first quarter of 2010, certain class action securities and shareholder derivative actions were filed against the Company and certain officers and directors of the Company. In addition, the SEC is conducting a formal investigation involving the trading in the Company's securities. Under the Company's Directors and Officers insurance policies, certain legal fees related to these matters are not reimbursable. Management believes these legal fees that are not eligible for insurance reimbursement should be excluded when evaluating core operations.

d)      On September 7, 2011, Solid State Storage Solutions, Inc. filed a patent infringement suit against the Company and several other defendants. According to the complaint, the patents relate to solid-state drives employing a controller chip and a plurality of NAND flash devices. The Company believes the lawsuit is without merit and intends to vigorously defend itself. Management believes that legal fees and expenses incurred in conjunction with this lawsuit should be excluded when evaluating core operations and current performance.

e)      The amount represents the estimated income tax effect of the non-GAAP adjustments. Starting in the second quarter of 2011, the Company calculated the tax effect of non-GAAP adjustments by applying an applicable estimated jurisdictional tax rate to each specific non-GAAP item. Prior to the second quarter of 2011, the Company utilized the consolidated effective tax rate to estimate the tax effect of non-GAAP adjustments.

STEC, INC.
Schedule Reconciling GAAP (Loss) Income to Non-GAAP (Loss) Income
($ in thousands, except per share amounts)
(unaudited)

	For the Quarters Ended
	March 31,	March 31,	December 31,
	2012	2011	2011
GAAP net (loss) income	$ (10,689)	$ 14,148	$ (3,586)

The non-GAAP amounts have been adjusted to exclude the following items:

Excluded from cost of sales:
Employee stock compensation (a)	$ 221	$ 99	$ 232
Employee severance (b)	52	--	--
	273	99	232
Excluded from operating expenses:
Employee stock compensation (a)	3,440	2,672	3,596
Employee severance (b)	275	--	--
Securities litigation and SEC investigation costs (c)	204	--	191
IP litigation costs (d)	115	--	132
	4,034	2,672	3,919

Total non-GAAP adjustments before income tax	4,307	2,771	4,151
Income tax effect on non-GAAP adjustments (e)	(1,499)	(129)	(1,428)

Net effect of adjustments to GAAP net (loss) income	2,808	2,642	2,723
Non-GAAP (loss) income	$ (7,881)	$ 16,790	$ (863)

GAAP diluted (loss) earnings per share	$ (0.23)	$ 0.27	$ (0.08)
Impact of non-GAAP adjustments on diluted earnings per share	0.06	0.05	0.06
Non-GAAP diluted (loss) earnings per share	$ (0.17)	$ 0.32	$ (0.02)

(a) - (e) See corresponding footnotes above.

STEC, INC.
Selected Non-GAAP Financial Information
($ in thousands)
(unaudited)

	For the Quarters Ended
	March 31,	March 31,	December 31,
	2012	2011	2011

GAAP gross profit	$ 18,092	$ 40,273	$ 23,875
Employee stock compensation (a)	221	99	232
Employee severance (b)	52	--	--
Non-GAAP gross profit	$ 18,365	$ 40,372	$ 24,107

GAAP gross profit %	35.9%	42.4%	41.1%
Effect of reconciling item on gross profit %	0.5%	0.1%	0.4%
Non-GAAP gross profit %	36.4%	42.5%	41.5%

GAAP operating expenses	$ 31,973	$ 25,075	$ 29,301
Employee stock compensation (a)	(3,440)	(2,672)	(3,596)
Employee severance (b)	(275)	--	--
Securities litigation and SEC investigation costs (c)	(204)	--	(191)
IP litigation costs (d)	(115)	--	(132)
Non-GAAP operating expenses	$ 27,939	$ 22,403	$ 25,382

GAAP operating (loss) income	$ (13,881)	$ 15,198	$ (5,426)
Employee stock compensation (a)	3,661	2,771	3,828
Employee severance (b)	327	--	--
Securities litigation and SEC investigation costs (c)	204	--	191
IP litigation costs (d)	115	--	132
Non-GAAP operating (loss) income	$ (9,574)	$ 17,969	$ (1,275)

GAAP operating margin %	-27.5%	16.0%	-9.3%
Effect of reconciling items on operating margin %	8.5%	2.9%	7.1%
Non-GAAP operating margin %	-19.0%	18.9%	-2.2%

(a) - (d) Refer to the corresponding footnotes above.
CONTACT: STEC, Inc.
         Mitch Gellman, Vice President of Investor Relations
         (949) 260-8328
         ir@stec-inc.com